Ivy Funds

Supplement dated February 6, 2018 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017, November 22, 2017, November 28, 2017, December 29, 2017 and January 12, 2018

The following replaces the “Portfolio Managers” section for Ivy Asset Strategy Fund on page 145:

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Fund since August 2014, and W. Jeffery Surles, Senior Vice President of IICO, has managed the Fund since February 2018. Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Fund.

The following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Asset Strategy Fund” section on page 241:

F. Chace Brundige, Cynthia P. Prince-Fox and W. Jeffery Surles are primarily responsible for the day-to-day portfolio management of Ivy Asset Strategy Fund.

The following is inserted following the final sentence of the second paragraph of the “The Management of the Funds — Portfolio Management — Ivy Asset Strategy Fund” section on page 241:

Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Fund.

The following is inserted as a new paragraph following the final paragraph of the “The Management of the Funds — Portfolio Management — Ivy Asset Strategy Fund” section on page 241:

Mr. Surles has held his Fund responsibilities for Ivy Asset Strategy Fund since February 2018. Biographical information for Mr. Surles is listed below under The Management of the Funds — Portfolio Management — Ivy Global Income Allocation Fund.

Effective immediately, Ivy Asset Strategy Fund’s benchmark index is the MSCI ACWI Index, replacing the three current benchmark indexes (the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index) shown in the “Average Annual Total Returns — Indexes” table on page 145. IICO, the Fund’s investment manager, believes that the MSCI ACWI Index is a more representative index for the types of securities that the Fund purchases. All four benchmark indexes will be shown in the Fund’s prospectus for a period of one year for comparison purposes. The 1, 5 and 10 Year performance information for the MSCI ACWI Index as of December 31, 2016 is shown below:

Average Annual Total Returns

Indexes	1 Year	5 Years	10 Years
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	7.86%	9.36%	3.56%

Supplement	Prospectus	1